Exhibit 99.1

Investor Update July 12, 2022

Legal Disclaimer 1 Disclaimer The information contained in this presentation (the "Information") does not purport to contain all of the information that may be required or desired by a recipient to evaluate Dave & Buster's Entertainment, Inc. and its affiliates (collectively, the “Company”). In all cases, interested parties should conduct their own independent investigation and analysis of the Company and its business, assets, financial condition and prospects. Neither the Company nor any of its affiliates, employees, representatives or advisors assumes any responsibility for, or makes any representation or warranty (express or implied) as to, the reasonableness, completeness, accuracy or reliability of the financial projections, estimates and other information contained herein, which speak only as of the date identified on the cover page of this presentation. The Company and its affiliates, employees, representatives and advisors expressly disclaim any and all liability based, in whole or in part, on such information, errors therein or omissions therefrom. Neither the Company nor any of its affiliates, employees, representatives or advisors intends to update or otherwise revise the financial projections, estimates and other information contained herein to reflect circumstances existing after the date identified on the cover page of this presentation to reflect the occurrence of future events even if any or all of the assumptions, judgments and estimates on which the information contained herein is based are shown to be in error. Forward-Looking Statements Certain statements and information in this presentation may constitute forward-looking statements with respect to the Company and its affiliates as of the date identified on the cover page of this presentation within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “guidance,” “plan,” “potential,” “expect,” “should,” “will,” “forecast,” “target” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current expectations, assumptions and/or beliefs concerning future events. As a result, these forward-looking statements rely on a number of assumptions, forecasts and estimates, and therefore, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual performance to differ materially from that projected in such statements. Such forward-looking statements may include, but are not limited to, statements concerning our market commentary and performance expectations. Statements that are not historical in nature, including the words “anticipate, “may, “estimate,” “should,” “seek,” “expect,” “plan,” “believe,” “intend,” and similar words, or negatives of those words, are intended to identify forward-looking statements. Among the factors that could cause actual results to differ materially include, but are not limited to, the ultimate timing, outcome and results of integrating the operations of the Company and Main Event; the effects of the acquisition of Main Event (“Acquisition”), including the combined company's future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; industry cyclicality and seasonality and adverse weather conditions; challenging economic conditions; an increase in the macroeconomic inflationary environment; our ability to successfully achieve price increases to offset cost increases; our ability to successfully implement operational efficiency initiatives; our ability to successfully integrate our acquired businesses; retention and replacement of key personnel; volatility in the U.S. and international economies and in the credit markets; the continued duration and spread of the COVID-19 pandemic and the impact of Company and government actions taken in response; the impairment of goodwill and/or intangible assets; our ability to successfully develop new products or improve existing products; enforcement and obsolescence of our intellectual property rights; costs related to compliance with, violations of or liabilities under environmental, health and safety laws; competitive activity and pricing pressure in our industry; our ability to carry out restructuring plans and to fully realize the expected cost savings; global climate change, including legal, regulatory or market responses thereto; breaches of our information system security measures; damage to our computer infrastructure and software systems; maintenance or replacements to our enterprise resource planning technologies; potential personal injury, property damage or product liability claims or other types of litigation; compliance with certain laws related to our international business operations; increases in labor costs, potential labor disputes, union organizing activity and work stoppages at our facilities or the facilities of our suppliers; significant changes in factors and assumptions used to measure certain of our defined benefit plan obligations and the effect of actual investment returns on pension assets; the cost and difficulty; our ability to compete effectively against competitors; additional costs from new regulations, including changes in building codes; volatility of the Company’s stock price, our directors or executives, our substantial indebtedness and our ability to incur substantially more indebtedness; limitations that our debt agreements place on our ability to engage in certain business and financial transactions; our ability to obtain financing on acceptable terms; downgrades of our credit ratings and the effect of increased interest rates on our ability to service our debt. See also the “Risk Factors” in the Company’s Annual Report for the year ended January 30, 2022 and other risks described in documents subsequently filed by the Company from time to time with the SEC, which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in these forward-looking statements. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation includes certain “non-GAAP financial measures” (as defined under the Securities Exchange Act of 1934 and in accordance with Regulation G) including, but not limited to, Adjusted EBITDA, Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA Margin, Free Cash Flow, Free Cash Flow Conversion, Pro Forma Net Revenue, Pro Forma Net Sales and Net Leverage. The Company believes that the use of such non-GAAP financial measures assists investors in understanding the ongoing operating performance of the Company by presenting the financial results between periods on a more comparable basis. Such non-GAAP financial measures should not be construed as an alternative to, considered superior to or in isolation from reported results determined in accordance with U.S. GAAP. This presentation includes reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and provided in accordance with U.S. GAAP in the Appendix to this presentation. When analyzing the Company’s performance or liquidity as applicable, you should independently evaluate each adjustment in these reconciliations and the explanatory footnotes regarding those adjustments

2 Agenda 1 Management Introduction 2 Combined Company Overview 3 New Dave & Buster’s Financial Profile 4 Appendix

Section 1 Management Introduction

4

Management Presenters



Kevin Sheehan
Chair of the Board

Overview

- Interim CEO of Dave & Buster's 10/21 – 6/22
- 20+ years of Board of Directors and executive experience
- Before Dave & Buster's, served as President and CEO of Scientific Games
- Prior to Scientific Games, held roles of CEO, President and CFO at Norwegian Cruise Line
- Experience also includes acting as a consultant for private equity firms Cerberus Capital Management and Clayton Dubilier & Rice and serving as Chairman and CEO with global responsibility for Avis, Budget, PHH and Wright Express

Previous exp.

SG Scientific Games | NCL Norwegian Cruise Line | Cendant



Chris Morris
Chief Executive Officer

Overview

- Formerly CEO of Main Event
- 20+ years of restaurant experience, including 10+ years of direct entertainment center experience
- Before serving as CEO of Main Event, served as President of California Pizza Kitchen and as CFO of On The Border
- Experience also includes serving as CFO of CEC Entertainment, the owner and operator of Chuck E. Cheese, where he helped the company develop ~100 new centers and expand internationally

Previous exp.

California Pizza Kitchen | On The Border Mexican Grill & Cantina | Chuck E. Cheese



Michael Quartieri
Chief Financial Officer

Overview

- 20+ years of finance experience
- Previously served as CFO at LiveOne, a platform for live-streamed and on-demand audio and video content
- Prior to LiveOne, served as CFO of Scientific Games, a gaming and lottery supply company
- Experience also includes serving as SVP Chief Accounting Officer at Las Vegas Sands Corp and Director at Deloitte

Previous exp.

SG Scientific Games | Sands Las Vegas Sands Corp | Deloitte.

Dave & Buster's | Main Event

Transaction Rationale The combination of Dave & Buster’s and Main Event creates a market leader in the Family Entertainment Center industry in North America. Key strategic highlights of the transaction include: 1. Creates a leading platform in the attractive and rapidly growing experiential entertainment sector 2. Brings together two highly differentiated concepts delivering entertainment for all ages 3. Enhances the combined Company’s scale and financial profile, with multiple synergistic opportunities 5

Section 2 Combined Company Overview

7

Main Event Overview

Fast-Growing Player With High Quality Entertainment and Food

- Leading player in the experiential entertainment sector that delivers a unique mix of entertainment and food to a broad range of customers (average store size of ~55k square feet)
- Brand strategically focused on creating and celebrating experiences / occasions and mainly focuses on families with children
- Wide variety of experiential entertainment including bowling, arcade, virtual reality, laser tag, gravity ropes, etc.
- Founded in 1998 and headquartered in Coppell, TX

Diversified Revenue Mix with Broad Customer Appeal[a]


Food & Beverage 29%
Entertainment & Other 71%


Male 40%
Female 60%


Ages 55+ 12%
Ages 18 -24 11%
Ages 45-54 21%
Ages 25-34 31%
Ages 35-44 25%

Strong Footprint with Room to Expand



Store Locations[b]

52

# of States Present[b]

17

Broad Variety of Experiential Entertainment Coupled with Quality Food & Beverages


BOWLING


VIRTUAL REALITY


LASER TAG


GAMES


KARAOKE


STORY ROOMS


GRAVITY ROPES


MINI GOLF


TRY THE
MAIN EVENT BURGER
TODAY


SPRING TIME, Shirley Time!


NEW QUESO
REGULAR
LOADED

(a) Entertainment / Food & Beverage split are from LTM May 31, 2022 figures. Male / Female and Age splits are FY 2021 (June FYE) figures. Age demographic information excludes children

(b) Represents locations / states as of July 2022 and includes 3 locations from the acquisition of The Summit, another family entertainment center operator

Source: Company presentations

DAVE & BUSTER'S MAIN EVENT

$101 $3 $37 $44 $46 $52 $53 $14 $37 $104 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 LTM May 2022 $413 $8 $144 $175 $226 $279 $297 $233 $267 $422 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 LTM May 2022 8 Main Event Overview (Cont.) Historical Main Event Standalone Financials Note: All Main Event FY figures reflect Main Event’s June fiscal year end to provide consistency with public filings. March through May 2022 performance of The Summit, another family entertainment center operator acquired by Main Event in March 2022, is included in the LTM May 31, 2022 period (a) May 2022 store count includes 3 The Summit stores. LTM May 31, 2022 EBITDA margin figure includes contribution from The Summit (b) Adjusted EBITDA figures from FY 2015 to FY 2021 are as reported by Ardent Leisure, while LTM May 2022 figures are in line with Dave & Buster’s reporting conventions Source: Company filings Net Revenue Adjusted EBITDA(b) # of stores % margin 25.5% 24.9% 20.3% 18.5% 17.8% 5.9% 13.7% 20 27 37 41 42 44 $ in millions 44 24.7%(a) 51(a) Main Event The Summit COVID Impact Robust Recovery

23% 40% 19% 38% 40% 22% 28% 23% 22% (8%) 10% 28% 31% 40% 26% Mar 2021 Apr 2021 May 2021 Jun 2021 Jul 2021 Aug 2021 Sep 2021 Oct 2021 Nov 2021 Dec 2021 Jan 2022 Feb 2022 Mar 2022 Apr 2022 May 2022 Same Store Sales Recovery Continues to Be Very Strong Note: SSS is not compared to the prior year period. Main Event SSS is benchmarked against pre-COVID period figures, defined as those between March 2019 and Feb 2020 Source: Company materials 9 Main Event Overview (Cont.) Omicron Variant Delta Variant

10

Dave & Buster's Overview

Unique Food & Entertainment Concept

- Leading platform in the experiential entertainment sector offering a wide variety of food / entertainment options to customers (average store size ~40k sq. ft.)
- Strong, distinctive brand with broad customer appeal
- Vibrant, contemporary store design that integrates dining and entertainment
- Proven new store model and white space opportunity
- Founded in 1982 and headquartered in Coppell, TX

Unique Sales Mix that Appeals to Broad Customer Base[(a)]


Food & Beverage 34%
Amusement 66%
Families 40%
Adults 60%
Male 51%
Female 49%

National Brand with Significant Scale


Alaska
Hawaii
Puerto Rico

Store Locations[(b)]

148

# of States Present[(b)]

41

Offerings Provide Enjoyment in a Variety of Ways



Play

Typically offers 150+ redemption and simulation games including 10 proprietary games



Watch

Features huge, enhanced LED televisions and premium audio for live sports games



Eat

Offers a variety of starters, burgers, steaks, pastas and vegetarian menu options



Drink

Full bar service includes beer, hand-crafted cocktails and premium spirits

(a) Revenue mix based on LTM April 2022 data. Demographic splits based on 2019 data
(b) Represents locations / states as of July 2022

Source: YouGov America, company filings, presentations and websites

$208 $262 $303 $311 $308 ($81) $352 $418 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 LTM Apr 2022 $867 $1,005 $1,140 $1,265 $1,355 $437 $1,304 $1,490 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 LTM Apr 2022 Note: Figures are for Fiscal Year Ending in January of the following calendar year, except for LTM April 2022 figures (a) Store count as of May 1, 2022 Source: Company filings 11 Dave & Buster’s Overview (Cont.) Long-Term History of Success and Performance Net Revenue Adjusted EBITDA # of stores % margin 24.0% 26.0% 26.6% 24.6% 22.8% (18.6%) 27.0% 81 92 106 121 136 140 COVID Impact $ in millions 144 28.1% 145(a) Robust Recovery

3.6% 1.1% (2.6%) 10.9% Q2'21 Q3'21 Q4'21 Q1'22 Same Store Sales Recovery Continues to Be Very Strong Note: SSS is not compared to the prior year period. Dave & Buster’s SSS growth is relative to 2019 for each quarter (a) Q3’21 figure excludes 7 stores located in markets that had vaccine mandates during the quarter. Including all stores, SSS decreased (0.4%) compared with the same period in 2019 (b) Q4’21 figure excludes 14 stores located in markets that had vaccine mandates during the quarter. Including all stores, SSS decreased (6.8%) compared with the same period in 2019 Source: Company materials 12 Dave & Buster’s Overview (Cont.) Omicron Variant Delta Variant (a) (b)

Entertainment & Other 71% Food & Beverage 29% Amusement 66% Food & Beverage 34% Amusement 67% Food & Beverage 33% 13 Combined Company Overview (a) Dave & Buster’s data as of May 1, 2022. Main Event data as of May 31, 2022 Source: Company presentations and materials + Geographic Footprint Combined Revenue Mix(a) Puerto Rico Hawaii Alaska

14

Combined Company Overview (Cont.)

Enhanced Scale, Profitability and Cash Flow

Revenue Growth


CAGR: 6.7%
$1,652
$297
$1,355
FY 2019
$1,571
$267
$1,304
FY 2021
$8
$1,912
$413
$1,490
LTM

Proforma Adj. EBITDA Performance[(a)]


CAGR: 17.0%
$381
$20
$53
$308
FY 2019
$409
$20
$37
$352
FY 2021
$543
$3
$20
$101
$418
LTM
% Margin
23.1%
26.0%
28.4%

FCF Conversion[(b)]


84%
FY 2019
87%
FY 2021
89%
LTM

■ Dave & Buster's ■ Main Event ■ The Summit ■ Unrealized EBITDA Synergies

Note: LTM refers to the LTM May 1, 2022 period for Dave & Buster's and the LTM May 31, 2022 period for Main Event. Main Event results are adjusted to exclude specific one-time items. March through May 2022 performance of The Summit, another family entertainment center operator acquired by Main Event in March 2022, is included in the LTM May 31, 2022 period. Utilizes conversion ratio of AUD:USD consistent with specific source public filings. Dave & Buster's figures reflect their January fiscal year end

(a) Adjusted EBITDA figures for Main Event from FY 2019 and FY 2021 are as reported by Ardent Leisure, while LTM May 2022 figures are in line with Dave & Buster's reporting conventions

(b) Defined as Adj. EBITDA – Maintenance CapEx and includes the effect of assumed EBITDA synergies and of CapEx synergies equal to 1.5% of total (Maintenance + Growth) CapEx

Source: Company materials and presentations

DAVE & BUSTER'S MAIN EVENT

15 Diversified Offering Across Food & Entertainment… Entertainment (67% of Net Revenue) Bowling Virtual Reality Laser Tag Billiards Arcade & Games Karaoke Mini Golf Gravity Ropes Mini Escape Rooms & More!! Menu (33% of Net Revenue)

16 …That Resonates for a Wide Variety of Occasions Kids Birthday Parties Youth / Young Adult Groups School Parties Adult Social Events Corporate Events Team Building Day Outings Multi-location Events

The Combined Entity is a Leading National Platform… 17 Key Statistics Note: All Main Event figures shown include the acquisition of The Summit (a) Represents locations / states as of July 2022 (b) Dave & Buster’s Adj. EBITDA are LTM May 1, 2022 figures, Main Event are LTM May 31, 2022 figures that include contributions from The Summit from March 2022 through May 2022. Main Event LTM May 2022 figures are in line with Dave & Buster’s reporting conventions (c) Excludes $20 million of announced cost synergies Source: Company filings, presentations and websites Store Locations(a) 148 52 200 # of States with Presence(a) 41 17 41 Combined Net Revenue(b) $1.5bn $422mm $1.9bn Combined Adjusted EBITDA(b) $418mm $104mm $522mm(c) Employees ~17k ~7k ~24k Total Retail Square Footage ~6mm ~3mm ~9mm Total Geographic Footprint Puerto Rico Hawaii Alaska

18 …in a Rapidly Growing Sector Visitor Demographic CAGR (’17-’19) CAGR (’19-’25) Adults (ages 25+) 3.0% 3.6% Young adults (ages 20-25) 5.9% 6.8% Families with children (ages 0-8) 7.7% 8.7% Families with children (ages 9-12) 9.5% 10.2% Teenagers (ages 13-19) 4.5% 5.3% $ in billions 2017 – 2025 North America Family Entertainment Center (FEC) Market Revenue, by Visitor Demographics 2.7 2.8 2.9 3.0 3.2 3.3 3.5 3.7 4.0 1.7 1.9 2.1 2.3 2.5 2.7 3.0 3.3 3.7 0.6 0.6 0.7 0.7 0.8 0.8 0.9 1.0 1.1 0.4 0.4 0.4 0.4 0.5 0.5 0.5 0.6 0.6 0.2 0.2 0.2 0.3 0.3 0.3 0.3 0.3 0.3 $5.6 $5.9 $6.3 $6.7 $7.2 $7.7 $8.3 $8.9 $9.7 2017 2018 2019 2020 2021 2022 2023 2024 2025

19

FECs Are a Fast-Growing Source of Entertainment at an Affordable Price

Estimated annual growth rates by onsite entertainment (2017-19)


Trampoline Parks (a)
15%
Family Entertainment Centers / Eatertainment
5-7%
Indoor Rock Climbing
5%-7%
Go Karting
2%-4%
Bowling
2%-3%
Paintball
2%-3%
Ice Skating
2%-3%
Mini Golf
0%-3%
Laser Tag
0%-2%
Growth of FECs/ Eatertainment outpaced that of nearly all individual component activities Pre-COVID, and this trend is expected to continue

Approximate Average Transaction Value


$21
$27
$50
$53
$77
$145
$316
$335
amc
CINEMARK
MAIN EVENT
DAVE & BUSTER'S
TOPGOLF
iFLY
Disney
UNIVERSAL

(a) High growth of trampoline parks is due to low base / nascent nature of such parks

Section 3 New Dave & Buster’s Financial Profile

$413 $8 $34 $39 $49 $46 $46 $51 $57 $74 $89 $144 $175 $226 $279 $297 $233 $267 $422 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 LTM May 2022 $510 $536 $533 $521 $522 $542 $608 $636 $747 $867 $1,005 $1,140 $1,265 $1,355 $437 $1,304 $1,490 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 LTM April 2022 Global Financial Crisis Historical Performance 21 Businesses That Have Demonstrated Revenue Stability and Growth Through Cycles $ in millions Net Revenue(a) Net Revenue(b) (a) January FYE, except for LTM April 2022 figure (b) June FYE, except for LTM May 2022 figure, which also includes contribution from The Summit from March 2022 through May 2022 Source: Company materials COVID- 19 Main Event The Summit Dave & Buster’s Quick Recovery 13.4% 15.1% 16.1% 15.8% 16.3% 17.9% 19.4% 20.4% 21.6% 24.0% 26.0% 26.6% 24.6% 22.8% (18.6%) 27.0% 28.1% Adj. EBITDA margin 26.5% 27.8% 23.9% 20.8% 19.8% 21.8% 22.6% 23.3% 25.1% 25.5% 24.9% 20.3% 18.5% 17.8% 5.9% 13.7% 24.7% Adj. EBITDA margin Global Financial Crisis COVID- 19 Quick Recovery Resilience Resilience

22

Robust Margin Profile Driven by Business Mix

Mix Drives High Margins

D&B FY 2021 Sales Mix and Gross Margin


Gross Margin
84.3%
Food & Beverage 33%
Amusement 67%

Main Event LTM Dec 2021 Sales Mix and Gross Margin


Gross Margin
87.9%
Food & Beverage 30%
Entertainment & Other 70%

Gross Profit vs. Select Comparable Public Peers


87.2%
84.5%
86.4%
NC
MAIN EVENT
DAVE & BUSTER'S
TOPGOLF (a)
Bowlero (b)

Store-Level EBITDA Margin vs. Select Comparable Public Peers


31.5%
31.4%
43.3%
17.6%
MAIN EVENT
DAVE & BUSTER'S
Bowlero (b)
TOPGOLF (a)

Note: Dave & Buster's figures are for FYE January 31, 2022. Main Event figures are LTM December 31, 2021. Other companies' figures are either LTM December 31, 2021 or the closest LTM period possible
(a) TopGolf figures are based on LTM December 31, 2019 figures
(b) Bowlero figures are based on reported Last Nine Months data as of March 2022. Bowlero's Gross Profit is not shown because labor and some operating costs are factored into gross margin, which makes it not comparable to peers
Source: FactSet, company materials and filings

Note: Dave & Buster’s figures are LTM May 1, 2022 and exclude national marketing allocation. Main Event figures are LTM May 31, 2022. Dave & Buster’s excludes one store slightly negative due to COVID restrictions. Source: Company materials 23 Highly Consistent, Profitable Store Base Highly consistent revenue and 4-wall EBITDA performance across quartiles Store base across both brands is well-invested 100% 100% of existing store base is 4-wall EBITDA positive (as of LTM May 1, 2022) of existing store base is 4-wall EBITDA positive (as of LTM May 31, 2022)

24

Meaningful Cost Synergies with Further Upside Potential


POWER OF
2
POWER OF

Identified cost synergies

	Functional Area	Amount (per annum)
Store-Level Expenses	• Cost of goods sold • Store-level labor • Repair and maintenance	~$7 million
General and Admin	• Corporate labor • Corporate operating expenditure • Marketing	~$13 million
Total Cost Synergies		**~$20 million**

Synergies expected to be fully achieved in first 12–18 months

Further upside potential

Technology implementation

xDine



Server Tablets

Center-level analytics



Bowling Kiosks

Customer loyalty program and analytics


15,000

- ☑ Drives traffic / SSS
- ☑ Targeted offers / marketing campaigns
- ☑ High-quality customer analytics
- ☑ Improved customer experience

International expansion and implementation of sports betting

Expansion through international franchisees



Potential sports betting program

Attractive New Store Model with High Returns on Capital

25

Target year-one store economics ($ in millions)	Dave & Buster's New Store Model: "New" Small Store (15K – 25K sq. ft.)	Medium Store (25K – 30K sq. ft.)	Large Store (30K – 45K sq. ft.)	Main Event New Store Model: ~50K sq. ft. Store
Total Revenue	$4.5 – $8.0	$8.0 – $11.0	$11.0 – $13.0	~$8.5 million
Store Operating Margin[(a)]	~30%	~30%	~30%	~28%
Net Development Costs[(b)]	$6.0 million	$7.0 million	$8.5 million	$9.3 million
Target Cash-on-Cash Return	**~30%**	**~40%**	**~40%**	**~26%**
Estimated Annual New Store Buildout		**~10 – 12**		**~6 – 8**

(a) Excludes pre-opening expenses, national marketing allocation and non-cash charges related to asset disposals, currency transactions and change in non-cash deferred amusement revenue and ticket liability

(b) Net development costs include equipment, building, leaseholds and site costs, net of tenant improvement allowances and other landlord payments, excluding pre-opening costs and capitalized interest

Section 4 Appendix

27

Combined Company Pro Forma Financials

($ in millions)	Q2 FY 2021	Q3 FY 2021	Q4 FY 2021	Q1 FY 2022	LTM Q1 FY 2022
Stores					
Dave & Buster's	142	143	144	145	145
Main Event[(a)]	47	48	49	51	51
Total Stores[(a)]	**189**	**191**	**193**	**196**	**196**
Revenues					
Dave & Buster's	378	318	343	451	1,490
Main Event	106	83	103	130	422
Total Reported Revenue	$483	$401	$446	$581	$1,912
(+) PF Adjustment for Acquisition of The Summit[(b)]	7	6	9	--	21
PF Adjusted Revenue	**$490**	**$407**	**$455**	**$581**	**$1,933**
Reported EBITDA					
Dave & Buster's	114	59	81	132	385
Main Event[(b)]	24	10	17	30	82
Total Reported EBITDA	**$138**	**$69**	**$97**	**$162**	**$467**
Adjustments					
(+) Dave & Buster's	5	9	7	11	33
(+) Main Event	6	1	9	7	23
Total Adjusted EBITDA	**$149**	**$79**	**$113**	**$181**	**$522**
PF Adjustments					
(+) Synergies	5	5	5	5	20
(+) PF Adjustment for Acquisition of The Summit[(b)]	2	1	3	--	6
Total Pro Forma Adjusted EBITDA	**$156**	**$86**	**$121**	**$186**	**$549**

Memo: SSS	Q2 FY 2021	Q3 FY 2021	Q4 FY 2021	Q1 FY 2022	LTM Q1 FY 2022
Dave & Buster's[(c)]	*3.6%*	*1.1%[(d)]*	*(2.6%)[(e)]*	*10.9%*	*2.2%*
Main Event[(c)]	*34.4%*	*24.2%*	*8.2%*	*32.6%*	*24.3%*

($ in millions)		Q1 FY 2022
Cash	$	139
Cash Used in Transaction	$	(45)
Revolver ($500mn)	$	-
Term Loan B		850
7.625% Senior Secured Notes due 2025		440
Total Debt	**$**	**1,290**
Net Debt	**$**	**1,196**
LTM Operating Metrics		
LTM PF AEBITDA	$	549
PF Cash Interest Expense	$	100
Credit Statistics		
PF Net Leverage[(f)]		**2.2x**

Note: All Main Event financials presented are prepared under US GAAP. The time period for Main Event financials is offset from Dave & Buster's financials by one month (e.g., Q1 FY 2022 is February – April for D&B and March – May for ME)

(a) All Main Event store count figures include 3 stores from The Summit. Store count corresponds to the reporting period financials. Latest total store count is 200 as of July 2022

(b) Q1 FY 2022 Main Event figures include the impact of The Summit. The PF adjustments retroactively apply The Summit's results to historical periods prior to Q1 FY 2022

(c) SSS is not compared to the prior year period. Dave & Buster's SSS growth is relative to 2019 for each quarter. Main Event SSS is benchmarked against pre-COVID period figures, defined as those between March 2019 and Feb 2020

(d) Q3'21 figure excludes 7 stores located in markets that had vaccine mandates during the quarter. Including all stores, SSS decrease 0.4% compared with the same period in 2019

(e) Q4'21 figure excludes 14 stores located in markets that had vaccine mandates during the quarter. Including all stores, SSS decrease 6.8% compared with the same period in 2019

(f) Defined as Net Debt divided by LTM Q1 FY 2022 Pro Forma Adjusted EBITDA

Source: Company materials

AEBITDA Reconciliation 28 ($ in millions) LTM 5/1/22 Net Income $156 Depreciation & amortization 137 Interest expense, net 51 Income tax expense 37 Loss on debt extinguishment / refinance 6 Reported EBITDA $385 Share-based compensation 13 Loss on asset disposal 2 Impairment of long-lived assets and lease termination costs 1 Other costs(a) 5 Pre-opening costs 10 Severance costs 3 Adjusted EBITDA $418 ($ in millions) LTM 5/31/22 Net Income $29 Depreciation & amortization 40 Interest expense, net 12 Income tax expense 1 Loss on debt extinguishment / refinance -- Reported EBITDA $82 Share-based compensation 10 Loss on asset disposal 0 Impairment of long-lived assets and lease termination costs 4 Other costs(a) 4 Pre-opening costs 4 Severance costs -- Adjusted EBITDA $104 Note: Main Event LTM May 31, 2022 financials include only March – May results from The Summit (a) Largely transaction costs relating to the acquisition of Main Event Source: Company materials